SPECTRA FUND

                     SUPPLEMENT DATED OCTOBER 2, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

Effective October 2, 2006, Frederick M. Alger, III retired as an officer and Trustee of the Fund, as planned. The firm expresses its deep appreciation and gratitude for the extraordinary vision and leadership exemplified by Mr. Alger over the past four decades.


     The following replaces the first paragraph under the heading "Portfolio Managers" on page 6 of the Prospectus:

Patrick Kelly, CFA is responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since October 2005 and prior thereto as co-manager since September 2004. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of shares of the Fund.
























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